EXHIBIT 99.2


Grant Thornton LLP Letterhead



October 15, 2002



U.S. Department of Justice
Office of the United States Trustee
600 Las Vegas Boulevard South, Suite 430
Las Vegas, NV  89101

Re:  Matter/Bankruptcy Case:  PurchasePro.Com, Inc.
		              Case No. BK-S-02-20472

Gentlemen:

This is to confirm that the client-auditor relationship between PurchasePro.Com, Inc. (Commission File No. 000-26465) and Grant
Thornton LLP has ceased.

Very truly yours,

Grant Thornton LLP

/s/ Grant Thornton LLP


cc:	Mr. Richard Clemmer, PurchasePro.Com, Inc.

	Office of the Chief Accountant
	SECPS Letter File
	Securities and Exchange Commission
	Mail Stop 11-3
	450 Fifth Street, N.W.
	Washington, D.C. 20549